Hennessy Japan Small Cap Fund
Schedule of Investments
January 31, 2023 (Unaudited)

	Number of		% of
	Shares	Value	Net Assets
COMMON STOCKS - 88.74%
Communication Services - 4.79%
Imagica Group, Inc.	229,600	$1,193,155	1.12%
Kufu Co, Inc. (a)	235,500	971,259	0.91%
Macromill, Inc.	163,500	1,443,105	1.36%
ValueCommerce Co., Ltd.	108,800	1,492,770	1.40%
		5,100,289	4.79%
Consumer Discretionary - 12.27%
Aeon Fantasy Co., Ltd.	74,400	1,786,620	1.68%
Benesse Holdings, Inc.	95,700	1,463,789	1.38%
J Front Retailing Co., Ltd.	172,100	1,602,851	1.51%
Matsuoka Corp.	94,100	856,395	0.80%
Musashi Seimitsu Industry Co., Ltd.	153,100	2,109,923	1.98%
Nojima Corp.	178,400	1,915,103	1.80%
Sac’s Bar Holdings, Inc.	257,400	1,469,497	1.38%
Saizeriya Co., Ltd.	74,800	1,854,217	1.74%
		13,058,395	12.27%
Consumer Staples - 3.02%
Nishimoto Co., Ltd.	65,200	1,742,124	1.64%
Sugi Holdings Co., Ltd.	33,700	1,472,964	1.38%
		3,215,088	3.02%
Energy - 1.82%
Iwatani Corp.	44,900	1,935,245	1.82%

Financials - 4.77%
AEON Financial Service Co., Ltd.	79,300	803,825	0.75%
Lifenet Insurance Co. (a)	185,500	1,896,721	1.78%
Musashino Bank, Ltd.	135,600	2,379,695	2.24%
		5,080,241	4.77%
Health Care - 4.73%
Nihon Kohden Corp.	77,700	2,041,257	1.92%
PeptiDream, Inc. (a)	73,200	1,142,900	1.07%
Ship Healthcare Holdings, Inc.	95,500	1,854,346	1.74%
		5,038,503	4.73%
Industrials - 32.29%
Amada Co., Ltd.	188,700	1,695,048	1.59%
Benefit One, Inc.	94,800	1,564,678	1.47%
Creek & River Co., Ltd.	110,100	1,857,423	1.75%
Daihen Corp.	36,600	1,194,282	1.12%
Glory Ltd.	84,800	1,483,162	1.39%
Hanwa Co., Ltd.	34,900	1,111,255	1.05%
Kawada Technologies, Inc.	37,200	972,317	0.91%
Keihan Holdings Co., Ltd.	48,200	1,296,845	1.22%
Mitsubishi Logisnext Co., Ltd.	190,500	1,062,344	1.00%
Nichiha Corp.	60,700	1,302,820	1.22%
Nippon Koei Co., Ltd.	72,000	1,978,236	1.86%
Nissei ASB Machine Co., Ltd.	54,900	1,905,692	1.79%
Nittoku Co., Ltd.	71,400	1,455,866	1.37%
Penta-Ocean Construction Co., Ltd.	316,200	1,577,071	1.48%
Sato Holdings Corp.	110,800	1,806,090	1.70%
SBS Holdings, Inc.	75,700	1,728,596	1.63%
Tadano Ltd.	209,700	1,556,967	1.46%
Takasago Thermal Engineering Co., Ltd.	109,600	1,589,361	1.49%
Tanseisha Co., Ltd.	263,200	1,461,531	1.37%
Tocalo Co., Ltd.	92,400	885,141	0.83%
TRE Holdings Corp.	151,900	1,711,691	1.61%
Tsubakimoto Chain Co.	71,000	1,699,647	1.60%
Tsukishima Kikai Co., Ltd.	190,000	1,470,624	1.38%
		34,366,687	32.29%
Information Technology - 14.63%
Macnica Fuji Electronics Holdings, Inc.	55,700	1,480,320	1.39%
Maxell Ltd.	168,900	1,843,272	1.73%
Mimaki Engineering Co., Ltd.	280,200	1,307,884	1.23%
Money Forward, Inc. (a)	21,300	789,878	0.74%
NEC Networks & System Integration Corp.	72,800	972,202	0.91%
Nippon Signal Company, Ltd.	231,100	1,856,036	1.75%
SIIX Corp.	180,000	1,945,312	1.83%
Towa Corp.	99,400	1,481,419	1.39%
Transcosmos, Inc.	59,400	1,550,689	1.46%
WingArc1st, Inc.	48,600	738,494	0.69%
Yamaichi Electronics Co., Ltd.	114,700	1,604,602	1.51%
		15,570,108	14.63%
Materials - 7.36%
Asia Pile Holdings Corp.	390,700	1,936,788	1.82%
Kyoei Steel Ltd.	173,800	1,899,897	1.78%
Maeda Kosen Co., Ltd.	40,000	1,035,126	0.97%
Rengo Co., Ltd.	209,100	1,475,828	1.39%
Tokyo Ohka Kogyo Co., Ltd.	30,200	1,488,452	1.40%
		7,836,091	7.36%
Real Estate - 2.38%
Star Mica Holdings Co., Ltd.	174,600	908,728	0.86%
Tosei Corp.	141,900	1,620,045	1.52%
		2,528,773	2.38%
Utilities - 0.68%
EF-ON, Inc.	179,900	719,480	0.68%
Total Common Stocks (Cost $92,379,760)		94,448,900	88.74%

SHORT-TERM INVESTMENTS - 10.15%
Money Market Funds - 10.15%
Fidelity Government Portfolio, Institutional Class, 4.20% (b)	648,236	648,236	0.61%
First American Government Obligations Fund, Institutional Class, 4.14% (b)	5,076,000	5,076,000	4.77%
First American Treasury Obligations Fund, Institutional Class, 4.25% (b)	5,076,000	5,076,000	4.77%
Total Short-Term Investments (Cost $10,800,236)		10,800,236	10.15%

Total Investments (Cost $103,179,996) - 98.89%		105,249,136	98.89%
Other Assets in Excess of Liabilities - 1.11%		1,179,484	1.11%
TOTAL NET ASSETS - 100.00%		$106,428,620	100.00%

Percentages are stated as a percent of net assets.

(a) Non-income-producing security.
(b) The rate listed is the fund’s seven-day yield as of January 31, 2023.

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property and a service mark of MSCI, Inc. and Standard & Poor’s Financial Services LLC. It has been licensed for use by the Hennessy Funds.

Summary of Fair Value Exposure as of January 31, 2023
The Fund follows its valuation policies and procedures in determining its net asset value (“NAV”) and, in preparing these financial statements, the fair value accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 – Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

Level 2 – Other significant observable inputs (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 – Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities on a recurring basis:

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available generally are valued at the last sales price as reported by the primary exchange on which the securities are listed. Securities listed on The Nasdaq Stock Market (“Nasdaq”) generally are valued at the Nasdaq Official Closing Price, which may differ from the last sales price reported. Securities traded on a securities exchange for which a last-quoted sales price is not readily available generally are valued at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy. Securities traded on foreign exchanges generally are not valued at the same time the Fund calculates its NAV because most foreign markets close well before such time. The earlier close of most foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. In certain circumstances, it may be determined that a foreign security needs to be fair valued because it appears that the value of the security might have been materially affected by events occurring after the close of the market in which the security is principally traded, but before the time the Fund calculates its NAV, such as by a development that affects an entire market or region (e.g., a weather-related event) or a potentially global development (e.g., a terrorist attack that may be expected to have an effect on investor expectations worldwide).

Registered Investment Companies – Investments in open-end registered investment companies, commonly referred to as mutual funds, generally are priced at the ending NAV provided by the applicable mutual fund’s service agent and are classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations. These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above for equity securities. Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value. If the original term to maturity of a short-term debt investment exceeds 60 days, then the values as of the 61st day prior to maturity are amortized. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined as described below. Short-term securities are generally classified in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

If market quotations are not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security, any security or other asset will be valued at its fair value in accordance with Rule 2a-5 under the 1940 Act as determined under the fair value procedures of Hennessy Advisors, Inc., the Fund’s investment advisor (the “Advisor”), subject to oversight by the Board of Trustees of the Fund (the “Board”). Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria considered in determining a fair value of a security, such as the trading volume of a security and markets, the values of other similar securities, and news events with direct bearing on a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale. Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy. The Advisor will regularly evaluate, with the assistance of the Valuation and Liquidity Committee, whether the Fund’s fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through their application of such procedures.

The fair value of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts. Using fair value pricing means the Fund’s NAV reflects the affected portfolio securities’ values as determined by the Board or its designee, pursuant to the fair value pricing procedures adopted by the Board, instead of being determined by the market. Using a fair value pricing methodology to price a foreign security may result in a value that is different from such foreign security’s most recent closing price and from the value used by other investment companies to calculate their NAVs. Such securities are generally classified in Level 2 of the fair value hierarchy. Because the Fund may invest in foreign securities, the value of the Fund’s portfolio securities may change on days when a shareholder is unable to purchase or redeem Fund shares.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determinations. Various inputs are used to determine the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Details related to the fair value hierarchy of the Fund’s securities as of January 31, 2023, are as follows:

Common Stocks	Level 1	Level 2	Level 3	Total
Communication Services	$–	$5,100,289	$–	$5,100,289
Consumer Discretionary	–	13,058,395	–	13,058,395
Consumer Staples	–	3,215,088	–	3,215,088
Energy	–	1,935,245	–	1,935,245
Financials	–	5,080,241	–	5,080,241
Health Care	–	5,038,503	–	5,038,503
Industrials	–	34,366,687	–	34,366,687
Information Technology	–	15,570,108	–	15,570,108
Materials	–	7,836,091	–	7,836,091
Real Estate	–	2,528,773	–	2,528,773
Utilities	–	719,480	–	719,480
Total Common Stocks	$–	$94,448,900	$–	$94,448,900

Short-Term Investments
Money Market Funds	$10,800,236	$–	$–	$10,800,236
Total Short-Term Investments	$10,800,236	$–	$–	$10,800,236

Total Investments	$10,800,236	$94,448,900	$–	$105,249,136